UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________
FORM 8-K/A
(Amendment No. 1)
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 4, 2026
_____________________________________________________________
D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) amends and supplements the Current Report on Form 8-K filed by D-Wave Quantum Inc. (the “Company”) with the Securities and Exchange Commission on September 8, 2026 (the “Original Report”). As disclosed in the Original Report, on September 4, 2026, the Company entered into an Other Transaction Agreement (the “OTA”) with the United States Department of Commerce (the “Department”), pursuant to which the Department agreed to provide the Company with an award in an aggregate amount of up to $100,000,000 (the “Award”). The Original Report further disclosed that the Company expected to enter into a Securities Issuance Agreement (the “SIA”) with the Department in connection with the OTA. This Amendment is being filed to report the execution of the SIA on the terms described in the Original Report and the issuance of shares of the Company’s common stock pursuant to the SIA and to provide the related disclosure required by Items 1.01, 3.02, 8.01 and 9.01 of Form 8-K. Except as set forth herein, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Issuance Agreement

On September 8, 2026, the Company entered into the SIA with the Department on the terms described under Item 1.01 of the Original Report. Pursuant to the SIA, the Company issued to the Department 7,095,721 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at an issuance price of $14.093 per share. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.

The description of the SIA set forth in this Amendment and in Item 1.01 of the Original Report does not purport to be complete and is qualified in its entirety by reference to the full text of the SIA, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference herein. The issuance of the Shares was made in reliance upon an exemption from registration under the Securities Act, pursuant to Section 4(a)(2) thereof for transactions by an issuer not involving any public offering.

Item 8.01 Other Events.

In light of the execution of the SIA described in Item 1.01 above, the Company is providing the following updated risk factors, which amend and restate the risk factors provided in Item 8.01 of the Original Report, to supplement the risks described in “Risk Factors” in the Company’s 2025 Form 10-K, Q1 2026 Form 10-Q and Q2 2026 Form 10-Q:

Risk Factors

The execution of the OTA and the SIA with the Department, the receipt of funding thereunder and the Department’s ownership of an equity interest in the Company may subject the Company and its stockholders to a number of risks and uncertainties.

•The timing and amount of funding under the OTA remain uncertain. The Company’s receipt of Award funds is subject to the terms and conditions of the OTA, and there can be no assurance that the Company will receive the anticipated funds on the expected timeline, in the anticipated amounts, or at all. The Company’s receipt of funds also depends on the continued availability of appropriations from the U.S. government and the willingness and ability of the executive branch to provide the funding and support contemplated by the transactions.

•The transactions are subject to risks from changes in laws, regulations, or their interpretation, as well as shifts in federal administration and policy priorities. The legislative, judicial or executive branches of the U.S. government could determine in the future that all or a portion of the transactions were unauthorized, void or voidable. No agency or branch of the U.S. government other than the Department has made any commitment to support, or refrain from challenging, the transactions. Legal challenges, administrative rulings, litigation or geopolitical developments could materially impair funding, alter the Company’s obligations under the OTA, or otherwise adversely affect the anticipated benefits of the transactions and enforcement against a government counterparty is inherently uncertain given the defenses available to the U.S. government.

•The transactions are dilutive to existing stockholders. The issuance of the Shares to the Department at a discount to the current market price of the Company’s common stock is dilutive to existing stockholders.

•The Department’s equity position in the Company may limit potential future strategic transactions. Although the SIA restricts the Department’s ability to vote the Shares except with respect to certain specified matters, the existence of a U.S. government equity interest, together with the Department’s contractual rights, including registration rights, may limit the Company’s ability to pursue potential future strategic transactions that could be beneficial to stockholders, including by limiting the willingness of third parties to engage in such transactions with the Company.

•The financial, tax and accounting treatment of the transactions is uncertain. Given the novelty and complexity of the OTA and the SIA, the Company’s analysis of the financial, tax and accounting implications of its commitments and obligations thereunder has not been completed and may require significant time and attention from management, including the exercise of significant judgment in determining the appropriate accounting treatment. This analysis may result in the recognition of additional costs, charges or losses, or in restatements or other modifications of the Company’s reported financial results, particularly if the Company is unable to timely pre-clear the accounting treatment with the relevant authorities.

•The Company may experience other adverse consequences resulting from the announcement or completion of the transactions. Given the limited number of precedents for transactions of this type involving the U.S. government taking an equity position in a company such as the Company, it is difficult to foresee all potential consequences. These may include adverse reactions from investors, employees, customers, suppliers or other business or commercial partners, as well as increased public or political scrutiny of the Company, and there may also be litigation relating to the transactions.

Any of the foregoing could have a material adverse effect on the Company’s revenue, operations, financial position, cash flows, access to financing, cost structure, competitiveness, reputation, profitability and prospects, and could exacerbate other risks discussed in our 2025 Form 10-K, Q1 2026 Form 10-Q and Q2 2026 Form 10-Q.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Amendment are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding the OTA, the SIA and the Award. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the risk that the Company does not realize the anticipated benefits of the OTA and the SIA; the risk that the timing and amount of funding under the Award differs from the Company’s expectations; the risk of dilution to existing stockholders from the issuance of the Shares to the Department; the risk that the transactions are challenged or impaired by changes in law, regulation, or federal administration and policy priorities; and the other risks and uncertainties described above under the caption “Risk Factors” and under “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this Amendment in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.2*	Securities Issuance Agreement, dated September 8, 2026 by and between D-Wave Quantum Inc. and the United States Department of Commerce.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer